Exhibit 10.7

IRREVOCABLE POWER OF ATTORNEY

Each of the following party hereby acknowledges that, for the purpose of performing certain obligations as the shareholders (the “Authorizing Person”) of Beijing Paipairongxin Investment Consulting Co., Ltd. (the “Company”), each Authorizing Person hereby authorizes and executes this irrevocable power of attorney (the “Power of Attorney’):

Name: GU Shaofeng

ID No. ******************

Residence Address: ***, Pudong New Area, Shanghai

Name: HU Honghui

ID No. ******************

Residence Address: ***, Zhabei District, Shanghai

Name: LI Tiezheng

ID No. ******************

Domicile Address: ***, Minhang District, Shanghai

Name: LUO Wei

ID No. ******************

Residence Address: ***, Chaoyang District, Beijing

Name: ZHANG Jun

ID No. ******************

Residence Address: ***, Putuo District, Shanghai

(Collectively, the “Authorizing Persons”)

The Authorizing Persons hereby irrevocably authorize, to the maximum extent permitted by law, Beijing Prosper Investment Consulting Co., Ltd. (the “WFOE”) or any person or authorized representative designated by the WFOE (the “Authorized Person’) with full power and authority to exercise on behalf of the Authorizing Persons all shareholder’s rights entitled to the Authorizing Persons in connection with their holding of the Company’s voting shares (the “Equity”), including without limitation (1) to propose convention of shareholders meeting and receive any notice regarding convention of shareholders meeting and procedures thereof; (2) to attend shareholders meeting of the Company and sign relevant resolutions on behalf of the Authorizing Persons; (3) to exercise all shareholder’s rights entitled to the Authorizing Persons under the law and the articles of association of the Company, including without limitation voting right, the right to sell, transfer, pledge or dispose of all or any part of the Equity held by the Authorizing Persons and the right to decide matters regarding, among others, dividend distribution; and (4) to designate and appoint, as the authorized representative of the Authorizing Persons, the chairman, director, supervisor, general manager, financial director and other senior management member of the Company.

Any and all power of attorneys relating to the Equity issued by the Authorizing Persons prior to the date hereof are hereby irrevocably revoked, and the Authorizing Persons hereby warrant that they will not issue any other power of attorney relating to the Equity. This Power of Attorney and any power, right or interest authorized hereunder in connection with the Equity are irrevocable.

Unless otherwise provided hereunder, the Authorized Person may act at its own discretion in connection with the Equity held by the Authorizing Persons without any oral or written instruction from the Authorizing Persons. All actions made and documents signed by the Authorized Person in connection with the Equity held by the Authorizing Persons shall be deemed as if such actions are made and documents are signed by the Authorizing Persons and are irrevocably acknowledged by the Authorizing Persons. The Authorized Person shall also have the right to re-authorize the rights authorized hereunder to any person or entity designated by the executive director/board of directors of the WFOE.

This Power of Attorney shall be effective for a term of ten years starting from the execution of this Power of Attorney, unless the Restated Business Operation Agreement made by and among the Company, the Authorized Person and the Authorizing Persons is terminated in advance for any reason. Upon the end of the term and at the request of the Authorized Person, the Authorizing Persons shall extend the term of this Power of Attorney according to the request made by the Authorized Person.

This Power of Attorney shall be binding upon all senior management, directors, agents, assignees, and successors of the Authorizing Persons.

IN WITNESS THEREOF, the Authorizing Persons cause this Power of Attorney to be signed on January 23, 2014.

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(This page contains no body text and is the signature page of the Irrevocable Power of Attorney)

Authorizing Persons

/s/ GU Shaofeng

/s/ LI Tiezheng

/s/ HU Honghui

/s/ LUO Wei

/s/ ZHANG Jun

Authorized Person

Beijing Prosper Investment Consulting Co., Ltd. (seal)

/s/ GU Shaofeng

Title: Authorized Representative

/s/ Seal of Beijing Prosper Investment Consulting Co., Ltd.

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